UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2021

AltC Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40583	85-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.0001 per share	ALCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 12, 2021, AltC Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 50,000,000 shares (the “Shares”) of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), including the issuance of 5,000,000 Shares as a result of the underwriters’ full exercise of their over-allotment option, pursuant to the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on March 15, 2021 (File No. 333-254263). The Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $500,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 1,450,000 shares of Class A Common Stock (the “Private Placement Shares”) at a purchase price of $1.00 per Private Placement Share, to the Company’s sponsor, AltC Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $14,500,000. The Private Placement Shares are identical to the Shares sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

A total of $500,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of July 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balanced Sheet as of July 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AltC Acquisition Corp.

Date: July 16, 2021	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer